EXHIBIT 99


                              SUNTERRA CORPORATION
                   CONSOLIDATED DEBTOR AND NON-DEBTOR ENTITIES
                                  BALANCE SHEET
                                NOVEMBER 30, 2000


                                                               TOTAL
                                                           CONSOLIDATED
                                                            (UNAUDITED)
                                                           ------------
ASSETS:
Cash and cash equivalents                                  $ 26,858,900
Cash in escrow and restricted cash                           64,208,736
Mortgages receivable, net                                   248,621,751
Retained interests                                           28,465,049
Due from related parties                                     17,311,644
Other receivables, net                                       63,183,283
Prepaid expenses and other assets                            10,302,172
Investment in joint ventures                                 21,117,856
Real estate and development costs                           328,595,896
Property and equipment, net                                 113,184,733
Intangible assets, net                                       73,778,715
                                                           ------------

                                                           $995,628,735
                                                           ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                     $ 84,426,962
Notes payable subject to compromise                         687,685,310
Accounts payable not subject to compromise                   21,578,226
Accrued liabilities                                          59,488,229
Notes payable not subject to compromise                      46,536,676
Deferred income taxes                                         6,054,692
                                                           ------------
                                                            905,770,095

Stockholders' equity                                         89,858,640
                                                           ------------

TOTAL LIABILITIES AND EQUITY                               $995,628,735
                                                           ============

               The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             SUNTERRA CORPORATION
                  CONSOLIDATED DEBTOR AND NON-DEBTOR ENTITIES
                               INCOME STATEMENT
                     FOR THE MONTH ENDED NOVEMBER 30, 2000


                                                             TOTAL
                                                          CONSOLIDATED
                                                           (UNAUDITED)
                                                          -------------
REVENUES:
Vacation interests sales                                  $ 11,024,308
Interest income                                              3,213,801
Other income (loss)                                          1,017,431
                                                          ------------
     TOTAL REVENUES                                         15,255,540
                                                          ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                             2,758,755
Advertising, sales and marketing                             6,148,862
Provision for doubtful accounts                                426,411
Loan portfolio expenses                                        697,791
General and administrative                                   1,475,497
Depreciation and amortization                                2,878,755
                                                          ------------
Total costs and operating expenses                          14,386,071
                                                          ------------

Income (loss) from operations                                  869,469

Interest expense                                             2,379,614
Other nonoperating expenses                                         --
Realized (gain) on available-for-sale securities                    --
Equity (gain) on investment in joint ventures                 (121,313)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                             178,863
     Interest (Income)                                        (112,401)
     Professional Services                                   2,192,741
                                                          ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                    (3,648,035)

Provision for income taxes                                      51,350
                                                          ------------
NET INCOME (LOSS)                                         $ (3,699,385)
                                                          ============

               The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                           )      Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION ET AL.,     )               00-5-6967-JS, 00-5-8313-JS
                                 )               (Chapter 11)
                  Debtors        )      (Jointly Administered under
                                               Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Nov. 1 through  Nov. 30, 2000
                                        ----------------------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.  ACCOUNT STATUS:   Cash               Accrual       X
                           -------------         -------------
2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Ann Cohen, Vice President
    ---------------------------------------------------------------------------

    1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
    ---------------------------------------------------------------------------

3.  EMPLOYEE INFORMATION:
    Number of employees paid this period:                  593
    Current number of employees                            593
    Gross monthly payroll:
      Officers, directors and principals                   $  162,554
      Other employees                                      $2,873,294
    All post-petition payroll obligations
    including payroll taxes are current.  Exceptions:   NONE
                                                      --------

4.  Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
    OPERATIONS since the last reporting period? Yes       No   X   .
                                                    -----    -----
    If yes, explain:

5.  Are all BUSINESS LICENSES or BONDS current?
      Yes   X   No       Not Applicable
          -----    -----                -----

6.  PRE-PETITION ACCOUNTS RECEIVABLE:
    CALCULATION STILL IN PROCESS, WILL SUPPLY AT A LATER DATE. SEE NOTE BELOW

           Collected this Period                 $________________
           Ending Balance                        $________________

7.  POST-PETITION ACCOUNTS RECEIVABLE:
    Calculation still in process, will supply at a later date.  See Note below
    0-30 Days:  $________   31-60 Days: $________   Over 60 Days: $________

If there are any POST-PETITION Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes       No      .
    -----    -----

NOTE:
THE MAJORITY OF ACCOUNTS RECEIVABLE CONSISTS OF MORTGAGES RECEIVABLE AND A/R INVENTORY. THE DEBTORS ARE IN THE PROCESS OF ANALYZING THE MORTGAGE RECEIVABLES IN-TRANSIT AGING. SUPPORTING DOCUMENTS ARE AVAILABLE SHOULD THE U.S. TRUSTEE REQUIRE MORE INFORMATION. THE A/R INVENTORY CONSISTS OF VACATION INTERVALS RELATED TO MORTGAGES RECEIVABLE THAT ARE IN THE PROCESS OF BEING DEEDED BACK TO THE DEBTORS. THE DEBTORS ARE IN THE PROCESS OF ANALYZING THIS INVENTORY AND WILL BE ABLE TO SUPPLY ADDITIONAL DETAILS IN THE NEAR FUTURE.

8.  POST-PETITION ACCOUNTS PAYABLE:
    0-30 Days:  $1,765,033   31-60 Days: $1,432,276  Over 60 Days: $555,577

If there are any POST-PETITION Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

NOTE:
SUPPORTING DOCUMENTS FOR THE A/P AGING ARE AVAILABLE SHOULD THE U.S. TRUSTEE REQUIRE MORE INFORMATION.

9.  TAXES:  Are all taxes being paid to the proper taxing authorities when due?
    Yes   X    No      . See Note below
        -----     -----

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

NOTE:
THERE HAVE BEEN NO CHANGES TO THE ESCROW OF PAYROLL TAXES AS ORIGINALLY PRESENTED IN THE JUNE MOR. COMPUPAY AND PROBUSINESS CONTINUE TO ESCROW PAYROLL TAXES FOR THE DEBTORS. SUPPORTING DOCUMENTS ARE AVAILABLE SHOULD THE U.S. TRUSTEE REQUIRE MORE INFORMATION.

10. BANK ACCOUNTS:  Have you changed banks or any other financial institution
    during this period: Yes   X    No
                            -----     -----

    If yes, explain:  See updated Attachment D
                     -----------------------------------------------------------

    ----------------------------------------------------------------------------

    ---------------------------------------------------------------------------


11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
    all current? Yes   X    No      .
                     -----     -----

                                                                      Form No. 5
                                                                      (page 3)

    If no, explain:____________________________________________________________

    ___________________________________________________________________________



12. INSURANCE:  Policy expiration dates: SEE ATTACHMENT B

    Auto and Truck___________________   Liability    _____________________
    Fire          ___________________   Workers Comp _____________________
    Othe          __________________    Expires:     _____________________

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or
    custody of any asset of the estate? Yes       No   X   .
                                            -----    -----
    If yes, explain:____________________________________________________________

    ____________________________________________________________________________

    OR consent to relief from the automatic stay (Section 362)? Yes     No  X  .
                                                                   -----  -----

    If yes, explain:____________________________________________________________

    ____________________________________________________________________________

    b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern
    value of the assets of the debtor? Yes  X    No

    If no, explain:____________________________________________________________

    ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes __No X .

    If yes, explain: __________________________________________________________

    ___________________________________________________________________________


   ____________________________________________________________________________
   If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets.

TYPE OF MOTION

         See Attachment A.

BRIEF DESCRIPTION OF ASSET

         See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)

PROJECTED INCOME

         See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X SEE ATTACHMENT A.

15.      PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      FREQUENCY OF    AMOUNT                NEXT           POST-PETITION
                      PAYMENTS PER    OF EACH               PAYMENT        PMTS. NOT MADE
CREDITOR              CONTRACT        PAYMENT               DUE            NO. AMT
-----------------------------------------------------------------------------------------
FINOVA (ENDPAPER)                     NONE
-----------------------------------------------------------------------------------------
FIRST UNION                           NONE
-----------------------------------------------------------------------------------------
ABLECO FINANCING                      $520,219
-----------------------------------------------------------------------------------------
98-A SECURITIZATION                   $1,585,792 PRINCIPAL AND INTEREST
-----------------------------------------------------------------------------------------
99-A SECURITIZATION                   $1,768,625 PRINCIPAL AND INTEREST
-----------------------------------------------------------------------------------------
99-B SECURITIZATION                   $1,194,127 PRINCIPAL AND INTEREST
-----------------------------------------------------------------------------------------
GE CAPITAL (MATRIX LEASES)            NONE
-----------------------------------------------------------------------------------------
UNICAP (MATRIX FUNDING)               NONE
-----------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   PROFESSIONAL NAME                 TYPE OF SERVICE RENDERED      FEES PAID
   --------------------------------------------------------------------------
   Bankruptcy Services LLC           Professional services            29,296
   DeConcini McDonald Yetwin Lacy    Legal services                    6,309
   Isherwood & Isherwood             Legal services                    8,383
   Ivey, Harris & Walls              Legal services                    5,000
   KPMG                              Professional services           529,387
   Resort Capital Group Inc          Professional services             2,802
   Resort Capital Group Inc          Professional services             4,853
                                                                   ---------

                                     LEGAL & Professional          $ 586,030
                                                                   =========


17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
    Monthly Disbursements:               For the month of November:
    calendar quarter)                    Quarter 3 fees paid    NONE
                                                             ----------

VERIFICATION

       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:       March  27, 2001
             ------------------------

             DEBTOR IN POSSESSION

By:    /s/ Lawrence E. Young
       ------------------------------

Name/Title:  Lawrence E. Young CFO
             -------------------------
Address:     1781 Park Center Drive, Orlando, Florida 32835
             ----------------------------------------------

Telephone:   (407) 532-1000
             -------------------------


REMINDER:  Attach copies of debtor in possession bank statements.

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

-------------------------------------------------------------------------------

                                  ATTACHMENT A
                                       TO
                            MONTHLY OPERATING REPORT
                     SUNTERRA CORP., ET AL., NOVEMBER, 2000

         The following motions to sell assets of the Debtors were pending during the month of November, 2000:

                  Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31, 2000);

                  Motion for Approval of (a) The Sale of The Capital Stock of Sunterra Europe (Group Holdings) PLC d/b/a Grand Vacation Club, Free and Clear of Liens and Encumbrances; (b) Approving Break-Up Fee; (c) Approving Bidding Procedures; (d) Approving Form and Manner of Notice of Sale; and (e) Providing Related Relief (Sunterra Europe) (filed October 5, 2000; subsequently withdrawn);

                  Motion for Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances (The Savoy, Miami Beach, FL) (filed October 5, 2000);

                  Motion for Order Authorizing the Sale of Condominium Units 806, 811, 812, and 813 at Royal Kuhio Property Fee and Clear of Liens, Claims and Encumbrances (filed October 16, 2000); and

                  Motion for Approval of Assumption and Assignment of Leases (Premier Vacations) (filed November 28, 2000).

         Also in November, 2000, the Debtors may have disposed of certain assets pursuant the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

         The Debtors may also have disposed of certain assets in the ordinary course of business in November, 2000.

SUNTERRA RESORTS POLICY REGISTER 2000 - 2001                        Attachment B

TYPE OF                 COMPANY &          POLICY
COVERAGE                POLICY NUMBER      PERIOD      LIMITS/DEDUCTIBLE                 PREMIUM      COMMENTS
--------                -------------      ------      -----------------                 -------      --------
Primary General         American Safety    8/1/00-     $2,000,000 Aggregate;             $450,000     McGriff Broker
Liability               Risk Retention     8/1/01      $2,000,000 Products/              $22,500      Covers all Sunterra Corp's.
                                                       Completed Operations              Taxes/       locations except Lake
                                                       Aggregate;                        Fees         Arrowhead, Hawaii resorts
                                                       $1,000,000 Personal &                          and St. Maarten resorts
                                                       Advertising Injury;
                                                       $1,000,000 Each Occurrence;
                                                       $50,000 Fire Legal;
                                                       $1,000,000 EBL;
                                                       $1,000,000 Liquor Liability;
                                                       $5,000 Deductible
General Liability       American Safety    8/1/00-     Covers $5,000 per occurrence      $175,000     McGriff Broker
Stop Loss Aggregate     Risk Retention     8/1/01      deductible on the primary G/L
Fund                                                   policy for 12 months
Excess General          Great American     3/1/00-     $50M each occurrence/ $50M        $57,500      McGriff Broker as above
Liability               Insurance          3/1/01      aggregate where applicable;
                        Company                        Excess of scheduled underlying
                        #TUU3577947                    policy
Excess General          Indemnity          3/1/00-     $50M each occurrence/ $50M        $29,000      McGriff Broker as above
Liability               Insurance          3/1/01      aggregate where applicable/
                        Company of                     excess of $50M each
                        North America                  occurrence/ $50M aggregate
                        #G20115476
Foreign Liability       Fireman's Fund     3/1/00-     $1,000,000 Commercial GL;         $65,884      McGriff Broker
DIC                     Insurance          3/1/01      $1,000,000 Contingent Auto                     Covers claims brought
General Liability       Company                        Liability;                                     against Sunterra Corp. and
Cover                   #IDC68279405                   $1,000,000 Employers Liability                 subsidiaries for claims/
                                                                                                      accidents occurring outside
                                                                                                      the USA which are litigated/
                                                                                                      filed in the USA
Property Policy         Lloyds of          3/1/00-     $2.5 million annual aggregate     $1,842,776   McGriff Broker
                        London             3/1/01                                                     Covers all Sunterra Corp's.
                        168601L                                                                       owned or managed resorts,
                                                                                                      except for Lake Arrowhead
                                                                                                      and the St. Maarten resorts
Property Policy         Lloyds of          3/1/00-     $2.5 million excess of $2.5       $947,726     McGriff Broker
                        London             3/1/01      million annual aggregate for all               Excess property covers 2nd
                        168602L                        perils, separately for Flood and               layer; $5 million in combined
                                                       Earthquake                                     property, business
                                                                                                      interruption and continuing
                                                                                                      expenses coverage. This
                                                                                                      policy will drop down and
                                                                                                      become primary if the above
                                                                                                      policy limits are exhausted.
Property Policy         Indemnity Ins.     3/1/00-     $20 million excess of $2.5        $436,832     McGriff Broker
                        Co. of North       3/1/01      million per occurrence, which in               Excess property covers 3rd
                        America                        turn excess of $2.5 million                    layer; $25 million in
                        GPAD34572707                   annual aggregate for all perils,               combined property, business
                                                       separately for Flood and                       interruption and continuing
                                                       Earthquake                                     expenses coverage
Property Policy         Lloyds of          3/1/00-     $50 million excess $22.5 million  $92,163      McGriff Broker
                        London/ Royal      3/1/01      except California Earthquake                   Excess property 4th layer;
                        Surplus Lines -                ($30 million excess $22.5                      $75 million in combined
                        Each $25M part                 million per occurrence, which in               property, business
                        of $50M                        turn excess of $2.5 million                    interruption and continuing
                        168603L                        annual aggregate for all perils)               expenses coverage

------------------------------------------------------------------------------------------------------------------------------------

SUNTERRA RESORTS POLICY REGISTER 2000 - 2001                        ATTACHMENT B

TYPE OF                 COMPANY &          POLICY
COVERAGE                POLICY NUMBER      PERIOD      LIMITS/DEDUCTIBLE                 PREMIUM      COMMENTS
--------                -------------      ------      -----------------                 -------      --------
Property Policy         Indemnity          3/1/00-     $50 million excess of $72.5       $102,693     McGriff Broker
                        Insurance Co. of   3/1/01      million per occurrence, which in               Excess property 5th layer;
                        North America                  turn, excess of $2.5 million                   $125 million in combined
                        KHD314576                      annual aggregate for all perils                property, business
                                                                                                      interruption and continuing
                                                                                                      expense coverage. Note
                                                                                                      primary policy limits are
                                                                                                      aggregate; in the event this
                                                                                                      is depleted, there will be
                                                                                                      $122.5 million
Boiler and              Travelers          3/1/00-     $50,000,000                       $17,994      McGriff Broker
Machinery               Insurance          3/1/01                                                     Covers all Sunterra Corp's.
Coverage                Company                                                                       locations and resorts except
                        #MJBMG272K9361                                                                St. Maarten and Lake
                                                                                                      Arrowhead
HOA D&O Policy          National Union     11/1/99-    $5,000,000 limit                               Marsh Broker
                        Fire Insurance     11/1-00     $50,000 deductible                             Individual D&O policies for
                        Co. #008602823                                                                HOA Boards
                                                                                         $5,831       AOAO Poipu Point
                                                                                                      #81525715B
                                                                                         $6,248       AOAO Hawaiian Monarch
                                                                                                      #81207335E
                                                                                         $2,499       Breakers of Ft. Lauderdale
                                                                                                      Condo Assoc. #81579100
                                                                                         $4,165       Cypress Pointe II Condo
                                                                                                      Assoc. #81556235A
                                                                                         $2,499       Cypress Pointe Resort at
                                                                                                      Lake Buena Vista Condo
                                                                                                      Assoc. #81380315E
                                                                                         $2,499       Gatlinburg Town Square
                                                                                                      Resort Condo II Assoc.
                                                                                                      #81579028A
                                                                                         $2,499       Gatlinburg Town Square
                                                                                                      Members Assoc. #81578646
                                                                                         $2,499       Gatlinburg Town Square
                                                                                                      Master Assoc. #81579028A
                                                                                         $2,499       Grand Beach Resort Condo
                                                                                                      Assoc. #81452277C
                                                                                         $2,499       Highland's at Sugar Owners'
                                                                                                      Assoc. #81578647
                                                                                         $2,499       Lake Tahoe Vacation
                                                                                                      Ownership Resort Owners'
                                                                                                      Assoc. #81512302C
                                                                                         $1,666       Mountain Meadows
                                                                                                      Timeshare Owners' Assoc.
                                                                                                      #81578888A
                                                                                         $2,565       Plantation at Fall Creek
                                                                                                      Condo Assoc. #81417322D
                                                                                         $1,666       Poipu Point Vacation
                                                                                                      Owners' Assoc. #81525197B
                                                                                         $2,499       Polynesian Isles Resort
                                                                                                      Condo IV Assoc. #81578980A
                                                                                         $1,666       Polynesian Isles Resort
                                                                                                      Master Assoc. #81578988A
------------------------------------------------------------------------------------------------------------------------------------

SUNTERRA RESORTS POLICY REGISTER 2000 - 2001                        ATTACHMENT B

TYPE OF                 COMPANY &          POLICY
COVERAGE                POLICY NUMBER      PERIOD      LIMITS/DEDUCTIBLE                 PREMIUM      COMMENTS
--------                -------------      ------      -----------------                 -------      --------
HOA D&O Policy          National Union     11/1/99-    $5,000,000 limit                               Marsh Broker
- Continued             Fire Insurance     11/1/00     $50,000 deductible                             Individual D&O policies for
                        Co. #008602823                                                                HOA Boards
                                                                                         $1,666       Polynesian Isles Resort
                                                                                                      Condo Assoc. #81578887A

                                                                                         $2,499       The Ridge on Sedona Golf
                                                                                                      Resort Owners' Assoc.
                                                                                                      #81522819A
                                                                                         $2,499       Royal Dunes Beach Villas at
                                                                                                      Port Royal Owners' Assoc.
                                                                                                      #81449641B
                                                                                         $3,000       San Luis Bay Inn Timeshare
                                                                                                      Assoc. #8606005
                                                                                         $4,165       Scottsdale Villa Mirage
                                                                                                      Resort Owners' Assoc.
                                                                                                      #81526473A
                                                                                         $1,666       Sedona Springs Resort
                                                                                                      Owners' Assoc. #81471130A
                                                                                         $2,499       Sedona Summit Resort
                                                                                                      Owners' Assoc. #81511553B
                                                                                         $246         The Tahoe Beach & Ski
                                                                                                      Club Owners' Assoc.
                                                                                                      #81280553C
                                                                                         $4,165       Vacation Timeshare Owners
                                                                                                      Assoc. #81578977A
                                                                                         $1,666       Villas de Santa Fe Condo
                                                                                                      Assoc. #81579463A
                                                                                         $1,666       Villas at Poco Diablo Assoc.
                                                                                                      #81301297C
                                                                                         $1,666       Villas of Sedona Owners
                                                                                                      Assoc. #81558152A
                                                                                         $1,666       Villas on the Lake Owners
                                                                                                      Assoc. #81513472B
Corporate               Genesis            6/10/99-    $10,000,000                       $152,790     Marsh Broker
Directors &             Insurance Co.      1/27/01                                                    Aggregate limits of $25
Officers                #YB001931                                                                     million were reinstated
                                                                                                      through end of current policy
                                                                                                      period
Corporate               Genesis            6/10/99-    $10,000,000 x 15 million          $76,395      Marsh Broker
Directors &             Insurance Co.      1/27/01
Officers                #YXB001937
Corporate               Reliance           6/10/99-    $5,000,000 x 10 million           $54,310      Marsh Broker
Directors &             Insurance Co.      1/27/01
Officers                #NDA012112396
Puerto Rico GL          National           3/1/00-     $2,000,000 Aggregate              $500         McGriff Broker
Policy                  Insurance          3/1/01      $2,000,000 Each occurrence                     Coverage for sales office
                        Company #CLP-                  $500,000 Fire Legal Liab.
                        233788                         $5,000 Medical expense
Fiduciary Liability     Legion Ins. Co.    8/26/99-    $2,500,000 Each claim and in      $5,400       McGriff Broker
                        LF30625610         9/1/00      the aggregate;                                 Corporate Fiduciary Liability
                                                       $2,500,000 Legal expense per                   for Employee Benefit Plans
                                                       policy period                                  401k and savings plans
                                                                                                      Renewal declined; coverage
                                                                                                      has lapsed
------------------------------------------------------------------------------------------------------------------------------------

SUNTERRA RESORTS POLICY REGISTER 2000 - 2001                        ATTACHMENT B

TYPE OF                 COMPANY &          POLICY
COVERAGE                POLICY NUMBER      PERIOD      LIMITS/DEDUCTIBLE                 PREMIUM      COMMENTS
--------                -------------      ------      -----------------                 -------      --------
Professional            Philadelphia       6/1/00-     $5,000,000                        $75,000      Marsh Broker
Liability E&O           Indemnity          6/1/01      $10,000 deductible                             E&O coverage for mortgage
                        Binder #234514                                                                banking, resort management
                                                                                                      and independent brokers by
                                                                                                      endorsement
Workers Compensation    Greenwich          6/15/00-    $1,000,000 limit per accident;    $1,374,488   McGriff Broker
                        Insurance          6/15/01     $1,000,000 Disease policy limit;  $3,257       Covers all states except
                        WGO00003461                    $1,000,000 Disease - each         Taxes/       Hawaii, Nevada, Washington
                                                       employee                          Fees         and U.S. Virgin Islands
Workers Compensation    TIG Insurance      6/15/00-    $1,000,000 limit per accident;    $365,475     Marsh Honolulu broker
                                           6/15/01     $1,000,000 Disease policy limit;               Coverage Hawaii locations -
                                                       $1,000,000 Disease - each                      Marc, Embassy Poipu,
                                                       employee                                       Kaanapali and Sunterra
                                                                                                      Pacific resorts
EPL                     Lexington #107-    4/8/00-     $15,000,000 each insured          $256,110     Marsh
                        9818               4/8/01      event limit                       (does not    EPL coverage extends to
                                                       $15,000,000 total aggregate       include      independent contractors and
                                                       policy period limit               E&S or       claims against Sunterra for
                                                       $50,000 deductible                other        acts of independent
                                                                                         applicable   contractors
                                                                                         taxes)
Windstorm               Lloyds of          11/1/99-    $225,000 excess of $25,000        $34,248      McGriff Broker
Buydown Ft.             London             11/1/00     $29,950,000 TIV                                Breakers of Ft. Lauderdale
Lauderdale              RM01156                                                                       Condo Association
Hawaii GL Policy        TIG Insurance      3/1/00-     $1,000,000 each occurrence        $126,555     Marsh Honolulu broker
                        Co.                3/1/01      $50,000 fire damage                            Insures Marc Resorts and
                        #T631404954                    $5,000 medical expenses                        Sunterra Pacific resort
                                                       $1,000,000 personal injury                     locations in Hawaii
                                                       $2,000,000 general aggregate
                                                       $2,000,000 products/completed
                                                       operations aggregate
                                                       $1,000 deductible
General Liability       TIG Insurance      3/1/00-     $2,000,000 aggregate              $8,663       McGriff Broker
Ridge Spa and           Co.                3/1/01      $1,000,000 occurrence                          Separate policy for spa and
Racquet Club            #T7003750051203                $300,000 fire damage                           health club
                                                       $5,000 medical expense
Marina Operators        CIGNA              3/1/00-     $2,000,000 protection and         $18,121      McGriff Broker
Liability               Insurance          3/1/01      indemnity                                      Plantation at Fall Creek,
                        Company                        $1,000,000 rental liability                    Villas on the Lake,
                        Y05722652                      $100,000 per vessel Bailees                    Powhatan Plantation
                                                       $1,000,000 per occurrence                      Campground and Marina
                                                       Bailees
                                                       $1,000 deductible
Comprehensive           National Union     2/28/00-    $200,000 single loss              $2,500       Marsh Broker
3D Policy               Fire Insurance     2/28/01     $2,500 deductible single loss                  Employee dishonesty
(#10/81) for            Co.                                                                           coverage
Island Colony           #860-60-05
Comprehensive           National Union     2/18/00-   $200,000 single loss               $2,500       Marsh Broker
3D Policy               Fire Insurance     2/18/01    $2,500 deductible single loss                   Employee dishonesty
(#10/81) for            Co.                                                                           coverage
Poipu Point             #008-606508

Blanket Crime           National Union     8/31/99-   $3,000,000                         $30,012      Marsh Broker
Policy                  Fire Insurance     8/31/00    $25,000 deductible                              Covers all Sunterra Corp.
                        Co. of                                                                        locations and managed
                        Pittsburgh, PA                                                                locations
                        #859-45-86
-----------------------------------------------------------------------------------------------------------------------------------

SUNTERRA RESORTS POLICY REGISTER 2000 - 2001                        ATTACHMENT B

TYPE OF                 COMPANY &          POLICY
COVERAGE                POLICY NUMBER      PERIOD      LIMITS/DEDUCTIBLE                 PREMIUM      COMMENTS
--------                -------------      ------      -----------------                 -------      --------
St. Maarten             Allianz Royal      7/12/00-    $43,603,000 loss limit                $1,202,784     McGriff Atlanta
Property                Nederland          7/12/01     $10,000 deductible per
Insurance                                              occurrence
                                                       2% TIV deductible for flood and
                                                       wind
Boiler &                Travelers          7/12/00-    $30,000,000                           $11,399        McGriff Atlanta
Machinery               Insurance          7/12/01
St. Maarten             Company
                        BMG532X4032
Foreign Liability       Zurich             7/12/00-    $1,000,000 aggregate                  $11,000        McGriff Atlanta
Contingent                                 7/12/01     $500,000 each occurrence
Automobile                                             $1,000,000 fire legal
Liability,                                             $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Blanket Auto and        TIG Insurance      3/1/00-     $1,000,000 Bodily injury per          $94,050        Marsh Honolulu
Garagekeepers           Co.                3/1/01      accident
Policy                  #31403609                      $1,000,000 property damage
                                                       per incident
                                                       $1,200,000 garage keepers
                                                       annual aggregate
                                                       $500/$500 collision/ comp/
                                                       garage deductible
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT D

Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of November 30, 2000

PROPERTY NAME            ACCT. TITLE                                 BANK NAME                       BANK ACCOUNT #        ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                                          Bank of America                  003064479205       111000012
Cypress Pointe                                                       Bank of America                  003064463813       111000012
Cypress Pointe           Cypress Pointe Master                       First Union National Bank        2090002394159      063000021
                         Acct
Cypress Pointe           Cypress Pointe IH Sales &                   First Union National Bank        2020000577485      063000021
                         Mktg
Cypress Pointe           CPR Encore Escrow Acct                      First Union National Bank        2020000577906      063000021
Cypress Pointe                                                       none                                 none             none
Cypress Pointe           Cypress Pointe Resort In                    First Union National Bank        2020000576169      063000021
                         House Sales and Marketing
Cypress Pointe           CPR Petty Cash Spiff Acct                   First Union National Bank        2090000321205      063000021
EVR Grand Beach          Schreeder Wheeler & Flint                   First Union National Bank        2090001812807      063000021
                         Acting Escrow Agent
EVR Grand Beach                                                      Bank of America                  003064413944       111000012
EVR Grand Beach
EVR Grand Beach          Resort Marketing Payroll                    First Union National Bank        2090001461274      063000021
EVR Grand Beach          Resort Marketing Petty                      First Union National Bank        2090000740365      063000021
                         Cash
EVR Lake Tahoe           RMI, Inc Brokers Trust Account              Wells Fargo Bank                  0314901042        121000248
EVR Lake Tahoe                                                       none                                 none             none
EVR Lake Tahoe                                                       none                                 none             none
EVR Lake Tahoe           Lake Tahoe Resort                           Wells Fargo Bank                  0059011684        121000248
                         Partners, LLC
EVR Lake Tahoe           RMI, Inc. Lake Tahoe                        Wells Fargo Bank                  0901069161        121000248
                         Payroll  Acct
EVR Lake Tahoe           Resort Marketing                            Wells Fargo Bank                  0901069187        121000248
                         International
EVR Lake Tahoe                                                       none                                 none             none
First American Tour &                                                Ozark Mountain Bank                000086174
Travel
First American Tour &    Resort Marketing
Travel                   International                               First Union National Bank        2090002394968      063000021
First American Tour &                                                Ozark Mountain Bank                 8168630
Travel
First American Tour &                                                none                                 none             none
Travel
Flamingo Beach                                                       none                                 none             none
Flamingo Beach                                                       none                                 none             none
Flamingo Beach           Merchant                                    Windward Island Bank               20018209            N/A
Flamingo Beach                                                       First Union National Bank        2090001067487      063000021
Flamingo Beach           Operating                                   Windward Island Bank               20018100            N/A
Flamingo Beach           French Franc's                              Banque Francaise                   602148390           N/A
                                                                     Commerciale
Flamingo Beach           French Usds                                 Banque Francaise                  60639999088          N/A
                                                                     Commerciale
Flamingo Beach           RMI Flamingo CVOA                           First Union National Bank        2090001067623      063000021
Flamingo Beach           AKGI Flamingo CVOA                          First Union National Bank        2090001067856      063000021
Flamingo Beach           Payroll Usd                                 Windward Island Bank               20018002            N/A
Flamingo Beach           Payroll Naf                                 Windward Island Bank               20145702            N/A
Ft. Lauderdale Beach                                                 none                                 none             none
Ft. Lauderdale Beach                                                 First Union National Bank        2000001995594      063107513

                                                                    ATTACHMENT D

Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of November 30, 2000

PROPERTY NAME            ACCT. TITLE                                 BANK NAME                       BANK ACCOUNT #        ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Ft. Lauderdale Beach     RMI,DBA Sunterra                            First Union National Bank        2020000577142      063107513
                         Resorts, Beach Encore
                         Escrow
Ft. Lauderdale Beach                                                 none                                 none             none
Gatlinburg (Bent         SWF-Escrow                                  Bank First                         04806220         064204198
Creek)
Gatlinburg (Bent         Sunterra Resorts, Inc.                      Mountain National Bank             104004783        064208437
Creek)
Gatlinburg (Town                                                     none                                 none             none
Square)
Gatlinburg (Town         Escrow-SWF                                  Bank First                         04806476         064204198
Square)
Gatlinburg (Town         Money Market                                First Union National Bank        2976374109798
Square)
Gatlinburg (Town         Master                                      Union Planters                    3550006721
Square)
Gatlinburg (Town         MMG Development Corp.
Square)                  c/o Signature Resorts Inc.                  Amsouth Bank                      3720224672

Gatlinburg (Town                                                     none                                 none             none
Square)
Gatlinburg (Town                                                     none                                 none             none
Square)
Gatlinburg (Town         Berkely Four Seasons                        SunTrust                            5654300
Square)                  Vacations
Gatlinburg (Town         Escrow-SWF                                  Bank First                         04807618         064204198
Village)
Harbour Lights                                                       none                                 none             none
Harbour Lights                                                       none                                 none             none
Harbour Lights                                                       none                                 none             none
National Programs                                                    none                                 none             none
Northern VA Sales Ctr                                                First Union National Bank        2050000284285      063000021
Northern VA Sales Ctr                                                Bank of America                  004112989329
Northern VA Sales Ctr                                                First Union National Bank        2050000283493      063000021
Ownershares                                                          none                                 none             none
Palm Springs
Palm Springs                                                         none                                 none             none
Plantation at Fall                                                   none                                 none             none
Creek
Plantation at Fall                                                   none                                 none             none
Creek
Plantation at Fall                                                   Bank of America                  002863355107
Creek
Polynesian Isles                                                     First Union National Bank        2000001995578
RMI Carlsbad             Encore Account                              Wells Fargo Bank                  0435245261        121000248
RMI Carlsbad                                                         none                                 none             none
RMI Myrtle Beach                                                     Bank of America                   3751477277        111000012
RMI Myrtle Beach                                                     none                                 none             none
RMI Myrtle Beach         RMI Myrtle Beach Payroll                    Bank of America                   3751477264        111000012
RMI National             Resort Marketing Int's
                         Offsite Operating                           First Union National Bank        2090001067814      063000021
RMI National             RMI Offsite PR#2                            First Union National Bank        2000006246358      063000021
RMI Orlando                                                          none                                 none             none
RMI Orlando              Premier Vacations Inc                       Amsouth Bank                      3720096828        63104668
RMI Orlando                                                          none                                 none             none
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT D

Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of November 30, 2000

PROPERTY NAME            ACCT. TITLE                                 BANK NAME                       BANK ACCOUNT #        ABA#
-----------------------------------------------------------------------------------------------------------------------------------
RMI Orlando              RMI Cypress Payroll Acct                    First Union National Bank         2090001686567     063000021
Royal Palm                                                           none                                  none            none
Royal Palm                                                           First Union National Bank         2090001067490     063000021
Royal Palm               French Franc's                              Banque Francaise                   60214829097         N/A
                                                                     Commerciale
Royal Palm                                                           none                                  none            none
Royal Palm               Merchant                                    Windward Island Bank                20017310           N/A
Royal Palm               AKGI Royal Palm CVOA                        First Union National Bank         2090001067869     063000021
Royal Palm               Operating                                   Windward Island Bank                20017201           N/A
Royal Palm               Payroll Naf                                 Windward Island Bank                20145604           N/A
Royal Palm               Payroll Usd                                 Windward Island Bank                20017103           N/A
Royal Palm                                                                                               606399890
Royal Palm               RMI Royal Palm CVOA                         First Union National Bank         2090001461766     063000021
San Luis Bay                                                         none                                  none            none
San Luis Bay             Rental                                      Wells Fargo Bank                   0901069831
Savoy                                                                First Union National Bank         2020000608477     063000021
Savoy                    Savoy Payroll Account                       First Union National Bank         2090002394654     063000021
Scottsdale Villa Mirage  All Seasons Realty Inc                      Bank One Arizona                    1316-4987       122100024
                         Voucher
Scottsdale Villa Mirage                                              Bank of America                     252962179
Scottsdale Villa Mirage  All Seasons Realty Inc                      Bank One Arizona                    2323-6529       122100024
                         SVM Function & Activities
Scottsdale Villa Mirage                                              none                                  none            none
Scottsdale Villa Mirage  Resort Marketing Int'l                      Bank One Arizona                    2017-4235       122100024
Scottsdale Villa Mirage  Resort Marketing Int'l                      Bank One Arizona                    2017-4307       122100024
Scottsdale Villa Mirage  Community Marketing                         Bank One Arizona                    1316-4979       122100024
                         Trust
Scottsdale Villa Mirage  All Seasons Resorts Inc.                    Bank One Arizona                    1421-9011       122100024
                         Scottsdale Spiff Account
Sedona Properties        RMI Comm                                    Bank One Arizona                    2363-9077       122100024
Sedona Properties                                                    Bank of America                  various accts.
Sedona Properties        All Seasons                                 Bank One Arizona                    0768-8821       122100024
Sedona Properties        All Seasons Realty-                         Bank One Arizona                    0768-9453       122100024
                         Activities Clearing Acct
Sedona Properties        RMI Payroll                                 Bank One Arizona                    2751-0916       122100024
Sedona Properties        All Seasons Resorts Inc-                    Bank One Arizona                    0768-8645       122100024
                         Fees Acct
Sedona Properties        Ridge at Sedona Golf                        Bank One Arizona                    2750-9886       122100024
                         Resort
Sedona Properties        All Seasons Realty Inc-                     Bank One Arizona                    1005-8089       122100024
                         Functions Acct
Sedona Properties        Ridge at Sedona Golf                        Bank One Arizona                    2750-9907       122100024
                         Resort
Sedona Properties        All Seasons                                 Bank One Arizona                    2248-4624       122100024
St. Croix - Carambola    Capital Reserve                             The Bank of Nova Scotia              962-10         101606216
St. Croix - Carambola    Hotel Merchant                              The Bank of Nova Scotia              856-18         101606216
St. Croix - Carambola                                                none                                  none            none
St. Croix - Carambola    Development Operating                       The Bank of Nova Scotia              818-17         101606216
St. Croix - Carambola                                                none                                  none            none
St. Croix - Carambola                                                Chase Manhattan Bank             726-10-999-8585
St. Croix - Carambola    Hotel Operating                             The Bank of Nova Scotia              965-12         101606216
St. Croix - Carambola                                                none                                  none            none
St. Croix - Carambola    RMI Carambola Property                      The Bank of Nova Scotia              861-18         101606216
                         Payroll
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT D

Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of November 30, 2000

PROPERTY NAME            ACCT. TITLE                                 BANK NAME                       BANK ACCOUNT #        ABA#
-----------------------------------------------------------------------------------------------------------------------------------
St. Maarten, NV                                                      Windward Island Bank                20016901           N/A
Sunterra Corporation     Signature Resorts Inc                       Bank of America                    3751238429       111000012
Sunterra Corporation     Sunterra Corporation,                       First Union National Bank         2000008319869     063000021
                         Credit Card
Sunterra Corporation     Signature Resorts Inc                       Bank of America                    3751194453       111000012
Sunterra Corporation     Signature Resorts Inc                       First Union National Bank         2090002393011     063000021
Sunterra Corporation     Signature Resorts Inc                       Bank of America                    3751075255       111000012
Sunterra Corporation     Signature Resorts Inc                       Fidelity Investments             0059-0080390248    021000018
Sunterra Corporation     Sunterra Corporation                        Salomon Smith Barney             24-90675-1-9-315   021000021
Sunterra Corporation                                                 Bank of America                    3751059297       111000012
Sunterra Corporation     Signature Resorts
                         Operating                                   First Union National Bank         2090002393037     063000021
Sunterra Corporation     Sunterra Corporation-
                         Operating                                   First Union National Bank         2000008319856     063000021
Sunterra Corporation     Signature Resorts Payroll                   Bank of America                    3299948515       061112788
Sunterra Corporation     Sunterra Corporation-
                         Payroll                                     First Union National Bank         2000008319953     063000021
Sunterra Corporation                                                 Bank of America                    1420069295
Sunterra Corporation                                                 none                                  none            none
Sunterra Corporation                                                 none                                  none            none
Sunterra Finance                                                     LaSalle National Bank             69-7934-70-5
Sunterra Finance                                                     Bank One Arizona                    0311-2294       122100024
Sunterra Finance                                                     Bank One Arizona                    2313-5354
Sunterra Finance                                                     Old Kent Bank                      7508759557
Sunterra Finance                                                     Bank One Arizona                    0174-7034       122100024
Sunterra Finance                                                     Bank One Arizona
Sunterra Finance                                                     none                                  none            none
Sunterra Finance                                                     LaSalle National Bank             69-7934-71-3
Sunterra Finance         Sunterra Financial                          Bank of America                   000880008065
                         Services, Inc.
Tahoe Beach & Ski        Resort Marketing Int                        Bank of America                    0495910223       121000358
Tahoe Roundhill                                                      none                                  none            none
Tahoe Roundhill                                                      none                                  none            none
Tahoe Roundhill                                                      none                                  none            none
Tahoe Roundhill                                                      none                                  none            none
Tahoe Roundhill          Resort Connections                          Wells Fargo Bank                   4159566660       121000248
Tahoe Roundhill          RMI Marketing                               Wells Fargo Bank                   0372117242       122101191
Tahoe Roundhill                                                      none                                  none            none
Village at Steamboat                                                 none                                  none            none
Village at Steamboat                                                 none                                  none            none
Villas de Santa Fe                                                   none                                  none            none
Villas de Santa Fe       Signature Resorts Inc RMI                   Wells Fargo Bank                   0644525651       107002192
                         Santa Fe
Villas de Santa Fe                                                   none                                  none            none
Villas on the Lake                                                   Bank of America                   004771161038
Villas on the Lake                                                   none                                  none            none
Virginia - Greensprings                                              Bank of America                   004130354431
Virginia - Powhatan                                                  Bank of America                   004112989170
Virginia - RMI           Petty Cash                                  Wachovia Bank                      7901037196       051000253
Virginia - RMI           RMI Payroll Account                         Wachovia Bank                      7901037153       051000253
Virginia - RMI           RMI Virginia Operating                      Wachovia Bank                      7901037145       051000253
                         Account
-----------------------------------------------------------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                           TOTAL
                                                    CONSOLIDATED
LEGAL ENTITY                                            SUNTERRA
BANKRUPTCY FILING NUMBER                             CORPORATION
ASSETS:                                             ------------
Cash and cash equivalents                           $ 21,011,772
Cash in escrow and restricted cash                    44,355,375
Mortgages receivable, net                            231,356,745
Retained interests                                    28,465,049
Intercompany receivable                              107,328,944
Due from related parties                               6,650,048
Other receivables, net                                48,070,213
Prepaid expenses and other assets                      8,442,764
Investment in joint ventures                           1,502,420
Real estate and development costs                    280,710,379
Property and equipment, net                           81,665,865
Intangible assets, net                                35,212,805
                                                    ------------

                                                    $894,772,379
                                                    ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                84,426,962
Notes payable subject to compromise                  687,685,310
Accounts payable not subject to compromise            10,997,712
Accrued liabilities                                   22,465,709
Notes payable not subject to compromise               45,737,865
Deferred income taxes                                  6,075,298
                                                    ------------
                                                     857,388,856

Stockholders' equity                                  37,383,523
                                                    ------------

TOTAL LIABILITIES AND EQUITY                        $894,772,379
                                                    ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                TOTAL
                                                         CONSOLIDATED
LEGAL ENTITY                                                 SUNTERRA
BANKRUPTCY FILING NUMBER                                  CORPORATION
REVENUES:                                                ------------
Vacation interests sales                                  $ 5,073,431
Interest income                                             2,882,322
Other income (loss)                                          (252,436)
                                                          -----------
     TOTAL REVENUES                                         7,703,317
                                                          -----------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                            1,153,957
Advertising, sales and marketing                            3,157,295
Provision for doubtful accounts                               374,500
Loan portfolio expenses                                       612,674
General and administrative                                    313,512
Depreciation and amortization                               2,278,177
                                                          -----------
Total costs and operating expenses                          7,890,115
                                                          -----------

Income (loss) from operations                                (186,798)

Interest expense                                            2,405,200
Other nonoperating expenses                                        --
Realized (gain) on available-for-sale securities                   --
Equity (gain) on investment in joint ventures                      --
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                            178,863
     Interest (Income)                                       (112,401)
     Professional Services                                  2,192,741
                                                          -----------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                   (4,851,201)

Provision for income taxes                                         --
                                                          -----------
NET INCOME (LOSS)                                         $(4,851,201)
                                                          ===========

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                TOTAL
                                                         CONSOLIDATED
                                                             SUNTERRA
                                                          CORPORATION
                                                         ------------
Beginning Cash Balance                                   $ 19,733,243 (a)

Interest Income on full DIP draw                              96,686

DEPOSIT/COLLECTION:
Cash-Out Program                                                  88
Encore                                                       306,446
Ticket Sales                                                  99,975
Tour Sales                                                     8,686
Closing Costs                                                  7,468
Operating Refunds                                            268,904
Escrow Funds                                               2,641,941
Sunterra's Collections on Mortgages Receivable             3,168,952
Timeshare Sales                                              502,700
Sunterra Finance Servicing Fee Income                        119,100
Employee Payroll Deduction Reimbursement                      85,283
HOA WC/GL Insurance Reimbursement                            299,709
Non-Debtor Insurance Reimbursement                           416,705
                                                          ----------

    Subtotal-Deposit/Collection Inflows                    8,022,643

Resort Operating & Payroll Balances (added back)           2,276,021 (b)

OTHER:
Asset Sales                                                   20,516
Other                                                      2,798,916
                                                          ----------

Total Cash Inflows                                        13,118,097

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000
                                                    TOTAL
                                             CONSOLIDATED
                                                 SUNTERRA
                                              CORPORATION
                                             ------------
OUTFLOWS:
Operating-Corporate                               668,945
Operating-Sunterra Finance                        221,704
Operating-Premier                                 125,468
Operating-Carlsbad                                  7,324
Operating-FATT                                      2,755
Operating-Resorts                               1,374,595
Payroll-Corporate                               1,020,270
Payroll-Sunterra Finance                          434,966
Payroll-Premier                                    23,650
Payroll-Resorts(S&W)                            1,549,962
Commissions-Post                                1,144,881
HOA Subsidies & Maintenance Fees                1,982,608
Health Claims                                     630,337
Workers' Comp./GL Premiums                        138,505
Insurance - Coverage Premiums                     596,737
Insurance - Performance Bonds                     (43,090)
Professional Fees                                 638,172
DIP Financing Fees                                 15,108
Restricted Cash Transfers                          13,950
                                             ------------

Total Cash Outflows                            10,546,847


CAPITAL EXPENDITURES & Maintenance:
Construction                                           --
Hurricane Repairs                                 806,750

INTEREST:
Interest Expense on D.I.P                         520,219

OTHER:
                                                       --
                                             ------------

Total Cash Outflows                            11,873,816
                                             ------------

Ending Cash Balance                            20,977,523
Non Cash Adjustments                               34,249
                                             ------------
Balance per Cash Flow                        $ 21,011,772
                                             ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                            TOTAL
                                      CONSOLIDATED
                                          SUNTERRA
                                       CORPORATION
                                      ------------
RECONCILIATION:

BANK BALANCES:
First Union                              2,889,701
Bank of America                                 --
Salomon Smith Barney                    17,477,539
Resort Cash Accounts                     1,285,146
                                      ------------
Total Bank Balances                     21,652,386

Less Outstanding Checks                   (640,614)
                                      ------------
Total Cash per Balance Sheet          $ 21,011,772
                                      ============

Difference                                      (0)


NOTES TO DEBTOR'S CASH FLOW:
a)  Beginning cash balance includes Corporate Cash only

b) This represents the funding of various bank accounts by the Corporate office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing, this cash is still in the cash accounts at the resort levels.

The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000


                                                         SUNTERRA
LEGAL ENTITY                                          CORPORATION
BANKRUPTCY FILING NUMBER                             00-5-6931-JS
ASSETS:                                             -------------
Cash and cash equivalents                           $  19,420,027
Cash in escrow and restricted cash                     13,779,869
Mortgages receivable, net                                      --
Retained interests                                             --
Intercompany receivable                               371,492,448
Due from related parties                                2,881,018
Other receivables, net                                 16,150,275
Prepaid expenses and other assets                       4,642,053
Investment in joint ventures                            1,502,420
Real estate and development costs                     110,819,811
Property and equipment, net                            64,118,465
Intangible assets, net                                 26,357,887
                                                    -------------

                                                    $ 631,164,273
                                                    =============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                 52,428,812
Notes payable subject to compromise                   585,413,047
Accounts payable not subject to compromise              6,876,914
Accrued liabilities                                    13,646,006
Notes payable not subject to compromise                45,737,865
Deferred income taxes                                   6,056,378
                                                    -------------
                                                      710,159,022

Stockholders' equity                                  (78,994,749)
                                                    -------------

TOTAL LIABILITIES AND EQUITY                        $ 631,164,273
                                                    =============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000


                                                             SUNTERRA
LEGAL ENTITY                                              CORPORATION
BANKRUPTCY FILING NUMBER                                 00-5-6931-JS
REVENUES:                                                ------------
Vacation interests sales                                  $   421,605
Interest income                                                    --
Other income (loss)                                           (93,350)
                                                          -----------
     TOTAL REVENUES                                           328,255
                                                          -----------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                               87,235
Advertising, sales and marketing                              244,864
Provision for doubtful accounts                                14,409
Loan portfolio expenses                                           372
General and administrative                                    317,300
Depreciation and amortization                               1,445,736
                                                          -----------
Total costs and operating expenses                          2,109,916
                                                          -----------

Income (loss) from operations                              (1,781,661)

Interest expense                                            1,508,883
Other nonoperating expenses                                        --
Realized (gain) on available-for-sale securities                   --
Equity (gain) on investment in joint ventures                      --
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                            178,863
     Interest (Income)                                       (112,401)
     Professional Services                                  2,192,741
                                                          -----------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                   (5,549,747)

Provision for income taxes                                         --
                                                          -----------
NET INCOME (LOSS)                                         $(5,549,747)
                                                          ===========

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                 SUNTERRA
LEGAL ENTITY                                                  CORPORATION
BANKRUPTCY FILING NUMBER                                     00-5-6931-JS
INFLOWS:                                                     ------------
Interest Income on D.I.P                                     $    96,686

DEPOSIT/COLLECTION
Encore                                                            96,499
Tour Sales                                                          (251)
Closing Costs                                                      7,468
Operating Refunds                                                 62,841
Escrow Funds                                                     915,795
Sunterra's Collections on Mortgages Receivable                 3,168,952
Employee Payroll Deduction Reimbursement                          64,108
HOA WC/GL Insurance Reimbursement                                299,709
Non-Debtor Insurance Reimbursement                               416,705
                                                             -----------
    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                        5,128,513

OTHER

Asset Sales                                                           --
Other                                                          2,258,410
                                                             -----------
    TOTAL CASH INFLOWS                                         7,386,923

OUTFLOWS:
Operating-Corporate                                              668,945
Operating-FATT                                                     2,755
Operating-Resorts                                                150,435
Payroll-Corporate                                              1,020,270
Payroll-Resorts(S&W)                                             130,609
Commissions-Post                                                 114,647
HOA Subsidies & Maintenance Fees                               1,837,020
Health Claims                                                    630,337
Workers' Comp./GL Premiums                                       138,505
Insurance - Coverage Premiums                                    596,737
Insurance - Performance Bonds                                    (43,090)
Professional Fees                                                638,172
DIP Financing Fees                                                15,108
Restricted Cash Transfers                                         13,950
                                                             -----------
    TOTAL CASH OUTFLOWS                                        5,914,400

CAPITAL EXPENDITURES & MAINTENANCE

Hurricane Repairs                                                806,750

INTEREST
Interest Expense on D.I.P                                        520,219

OTHER
Other                                                             65,322
                                                             -----------
    TOTAL CASH OUTFLOWS                                      $ 7,306,691
                                                             -----------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                             AKGI ST.
LEGAL ENTITY                                              MAARTEN, NV
BANKRUPTCY FILING NUMBER                                 00-5-6933-JS
ASSETS:                                                  ------------
Cash and cash equivalents                                $    265,360
Cash in escrow and restricted cash                                650
Mortgages receivable, net                                          --
Retained interests                                                 --
Intercompany receivable                                    (6,161,821)
Due from related parties                                    3,440,330
Other receivables, net                                      3,155,752
Prepaid expenses and other assets                             708,628
Investment in joint ventures                                       --
Real estate and development costs                          17,785,237
Property and equipment, net                                   268,019
Intangible assets, net                                             --
                                                         ------------
                                                         $ 19,462,155
                                                         ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                      2,796,757
Notes payable subject to compromise                                --
Accounts payable not subject to compromise                    259,191
Accrued liabilities                                         1,784,669
Notes payable not subject to compromise                            --
Deferred income taxes                                          18,920
                                                         ------------
                                                            4,859,537

Stockholders' equity                                       14,602,618
                                                         ------------

TOTAL LIABILITIES AND EQUITY                             $ 19,462,155
                                                         ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                            AKGI ST.
LEGAL ENTITY                                             MAARTEN, NV
BANKRUPTCY FILING NUMBER                                00-5-6933-JS
REVENUES:                                               ------------
Vacation interests sales                                $    542,019
Interest income                                                   --
Other income (loss)                                           61,776
                                                        ------------
     TOTAL REVENUES                                          603,795
                                                        ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                             117,731
Advertising, sales and marketing                             287,583
Provision for doubtful accounts                                   --
Loan portfolio expenses                                       12,602
General and administrative                                    81,047
Depreciation and amortization                                 20,848
                                                        ------------
Total costs and operating expenses                           519,811
                                                        ------------

Income (loss) from operations                                 83,984

Interest expense                                                  --
Equity (gain) on investment in joint ventures                     --
Bankruptcy expenses                                               --
                                                        ------------
INCOME (LOSS) BEFORE PROVISION FOR TAXES                      83,984

Provision for income taxes                                        --
                                                        ------------
NET INCOME (LOSS)                                       $     83,984
                                                        ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                       AKGI ST.
LEGAL ENTITY                                        MAARTEN, NV
BANKRUPTCY FILING NUMBER                           00-5-6933-JS
INFLOWS:                                           ------------

DEPOSIT/COLLECTION
Encore                                             $      1,676
Timeshare Sales                                         502,700
                                                   ------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                 504,376

OTHER
Other                                                        --
                                                   ------------
    TOTAL CASH INFLOWS                                  504,376

OUTFLOWS:
Operating-Resorts                                       350,656
Payroll-Resorts(S&W)                                    104,292
Commissions-Post                                         54,863
HOA Subsidies & Maintenance Fees                             --
                                                   ------------
    TOTAL CASH OUTFLOWS                            $    509,811
                                                   ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                      ALL SEASONS
LEGAL ENTITY                                     PROPERTIES, INC.
BANKRUPTCY FILING NUMBER                             00-5-6934-JS
ASSETS:                                              ------------
Cash and cash equivalents                            $         --
Cash in escrow and restricted cash                             --
Mortgages receivable, net                                      --
Retained interests                                             --
Intercompany receivable                                        --
Due from related parties                                       --
Other receivables, net                                         --
Prepaid expenses and other assets                              --
Investment in joint ventures                                   --
Real estate and development costs                              --
Property and equipment, net                                    --
Intangible assets, net                                         --
                                                     ------------

                                                     $         --
                                                     ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                         --
Notes payable subject to compromise                            --
Accounts payable not subject to compromise                     --
Accrued liabilities                                            --
Notes payable not subject to compromise                        --
Deferred income taxes                                          --
                                                     ------------
                                                               --

Stockholders' equity                                           --
                                                     ------------

TOTAL LIABILITIES AND EQUITY                         $         --
                                                     ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                          ALL SEASONS
LEGAL ENTITY                                         PROPERTIES, INC.
BANKRUPTCY FILING NUMBER                                 00-5-6934-JS
REVENUES:                                                ------------
Vacation interests sales                                 $         --
Interest income                                                    --
Other income (loss)                                                --
                                                         ------------
     TOTAL REVENUES                                                --
                                                         ------------
COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                   --
Advertising, sales and marketing                                   --
Provision for doubtful accounts                                    --
Loan portfolio expenses                                            --
General and administrative                                         --
Depreciation and amortization                                      --
                                                         ------------
Total costs and operating expenses                                 --
                                                         ------------

Income (loss) from operations                                      --

Interest expense                                                   --
Equity (gain) on investment in joint ventures                      --
Bankruptcy expenses                                                --
                                                         ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                           --

Provision for income taxes                                         --
                                                         ------------
NET INCOME (LOSS)                                        $         --
                                                         ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000


                                                            ALL SEASONS
LEGAL ENTITY                                           PROPERTIES, INC.
BANKRUPTCY FILING NUMBER                                   00-5-6934-JS
No cash flow for this entity.                              ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                          ALL SEASONS
                                                             RESORTS,
LEGAL ENTITY                                                INC. (AZ)
BANKRUPTCY FILING NUMBER                                 00-5-6936-JS
ASSETS:                                                 -------------
Cash and cash equivalents                               $     501,079
Cash in escrow and restricted cash                          4,687,115
Mortgages receivable, net                                   1,701,371
Retained interests                                                 --
Intercompany receivable                                    36,865,890
Due from related parties                                       49,197
Other receivables, net                                      6,728,421
Prepaid expenses and other assets                             915,365
Investment in joint ventures                                       --
Real estate and development costs                          29,150,117
Property and equipment, net                                 1,947,955
Intangible assets, net                                             --
                                                        -------------

                                                        $  82,546,510
                                                        =============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                      4,180,470
Notes payable subject to compromise                         1,613,180
Accounts payable not subject to compromise                  1,008,969
Accrued liabilities                                         2,276,247
Notes payable not subject to compromise                            --
Deferred income taxes                                              --
                                                        -------------
                                                            9,078,866

Stockholders' equity                                       73,467,644
                                                        -------------
TOTAL LIABILITIES AND EQUITY                            $  82,546,510
                                                        =============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                            ALL SEASONS
                                                               RESORTS,
LEGAL ENTITY                                                  INC. (AZ)
BANKRUPTCY FILING NUMBER                                   00-5-6936-JS
REVENUES:                                                  ------------
Vacation interests sales                                   $  3,199,831
Interest income                                                  34,210
Other income (loss)                                            (148,282)
                                                           ------------
     TOTAL REVENUES                                           3,085,759
                                                           ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                821,218
Advertising, sales and marketing                              1,637,625
Provision for doubtful accounts                                      --
Loan portfolio expenses                                          17,760
General and administrative                                       46,613
Depreciation and amortization                                    28,293
                                                           ------------
Total costs and operating expenses                            2,551,509
                                                           ------------
Income (loss) from operations                                   534,250

Interest expense                                                     --
Equity (gain) on investment in joint ventures                        --
Bankruptcy expenses                                                  --
                                                           ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                        534,250

Provision for income taxes                                           --
                                                           ------------
NET INCOME (LOSS)                                          $    534,250
                                                           ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                       ALL SEASONS
                                                          RESORTS,
LEGAL ENTITY                                             INC. (AZ)
BANKRUPTCY FILING NUMBER                              00-5-6936-JS
INFLOWS:                                              ------------

DEPOSIT/COLLECTION
Encore                                                $     23,453
Ticket Sales                                                   (25)
Operating Refunds                                          187,001
Escrow Funds                                             1,457,811
                                                      ------------
    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                  1,668,241

OTHER
Asset Sales                                                     --

    TOTAL CASH INFLOWS                                   1,668,241
                                                      ------------
OUTFLOWS:
Operating-Resorts                                          641,737
Payroll-Resorts(S&W)                                       762,373
Commissions-Post                                           621,173
HOA Subsidies & Maintenance Fees                               243
                                                      ------------
    TOTAL CASH OUTFLOWS                               $  2,025,527
                                                      ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
November 30, 2000

                                                         ALL SEASONS
                                                            RESORTS,
LEGAL ENTITY                                               INC. (TX)
BANKRUPTCY FILING NUMBER                                00-5-6937-JS
ASSETS:                                                 ------------
Cash and cash equivalents                               $         --
Cash in escrow and restricted cash                            80,534
Mortgages receivable, net                                         --
Retained interests                                                --
Intercompany receivable                                   (6,809,282)
Due from related parties                                      20,695
Other receivables, net                                       951,180
Prepaid expenses and other assets                                 --
Investment in joint ventures                                      --
Real estate and development costs                          3,776,522
Property and equipment, net                                   55,066
Intangible assets, net                                            --
                                                        ------------

                                                        $ (1,925,285)
                                                        ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                       193,270
Notes payable subject to compromise                               --
Accounts payable not subject to compromise                       474
Accrued liabilities                                           25,990
Notes payable not subject to compromise                           --
Deferred income taxes                                             --
                                                        ------------
                                                             219,734

Stockholders' equity                                      (2,145,019)
                                                        ------------

TOTAL LIABILITIES AND EQUITY                            $ (1,925,285)
                                                        ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                         ALL SEASONS
                                                            RESORTS,
LEGAL ENTITY                                               INC. (TX)
BANKRUPTCY FILING NUMBER                                00-5-6937-JS
REVENUES:                                               ------------
Vacation interests sales                                $      6,430
Interest income                                                   --
Other income (loss)                                               --
                                                        ------------
     TOTAL REVENUES                                            6,430
                                                        ------------
COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                               1,565
Advertising, sales and marketing                                 366
Provision for doubtful accounts                                   --
Loan portfolio expenses                                           --
General and administrative                                     8,255
Depreciation and amortization                                 21,524
                                                        ------------
Total costs and operating expenses                            31,710
                                                        ------------

Income (loss) from operations                                (25,280)

Interest expense                                                  --
Equity (gain) on investment in joint ventures                     --
Bankruptcy expenses                                               --
                                                        ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                     (25,280)

Provision for income taxes                                        --
                                                        ------------

NET INCOME (LOSS)                                       $    (25,280)
                                                        ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                 ALL SEASONS
                                                    RESORTS,
LEGAL ENTITY                                       INC. (TX)
BANKRUPTCY FILING NUMBER                        00-5-6937-JS
INFLOWS:                                        ------------

DEPOSIT/COLLECTION
Encore                                          $      5,363
Tour Sales                                                --
                                                ------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                5,363

OTHER
Asset Sales                                               --
                                                ------------

    TOTAL CASH INFLOWS                                 5,363

OUTFLOWS:
Operating-Resorts                                        815
                                                ------------
    TOTAL CASH OUTFLOWS                         $        815
                                                ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                                GRAND
                                                                BEACH
LEGAL ENTITY                                               RESORT, LP
BANKRUPTCY FILING NUMBER                                 00-5-6945-JS
ASSETS:                                                  ------------
Cash and cash equivalents                                $     15,258
Cash in escrow and restricted cash                          3,166,128
Mortgages receivable, net                                          --
Retained interests                                                 --
Intercompany receivable                                   (12,352,715)
Due from related parties                                      727,908
Other receivables, net                                      5,459,288
Prepaid expenses and other assets                              92,509
Investment in joint ventures                                       --
Real estate and development costs                          20,093,014
Property and equipment, net                                   565,602
Intangible assets, net                                             --
                                                         ------------

                                                         $ 17,766,992
                                                         ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                      3,800,679
Notes payable subject to compromise                                --
Accounts payable not subject to compromise                    204,927
Accrued liabilities                                           707,652
Notes payable not subject to compromise                            --
Deferred income taxes                                              --
                                                         ------------
                                                            4,713,258

Stockholders' equity                                       13,053,734
                                                         ------------

TOTAL LIABILITIES AND EQUITY                             $ 17,766,992
                                                         ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                 GRAND
                                                                 BEACH
LEGAL ENTITY                                                RESORT, LP
BANKRUPTCY FILING NUMBER                                  00-5-6945-JS
REVENUES:                                                 ------------
Vacation interests sales                                  $   (112,360)
Interest income                                                     --
Other income (loss)                                            100,412
                                                          ------------
     TOTAL REVENUES                                            (11,948)
                                                          ------------
COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                               (86,234)
Advertising, sales and marketing                               162,437
Provision for doubtful accounts                                     --
Loan portfolio expenses                                             --
General and administrative                                     (19,554)
Depreciation and amortization                                   61,437
                                                          ------------
Total costs and operating expenses                             118,086
                                                          ------------

Income (loss) from operations                                 (130,034)

Interest expense                                                    --
Equity (gain) on investment in joint ventures                       --
Bankruptcy expenses                                                 --
                                                          ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                      (130,034)

Provision for income taxes                                          --
                                                          ------------
NET INCOME (LOSS)                                         $   (130,034)
                                                          ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                         GRAND
                                                         BEACH
LEGAL ENTITY                                        RESORT, LP
BANKRUPTCY FILING NUMBER                          00-5-6945-JS
INFLOWS:                                          ------------

DEPOSIT/COLLECTION
Encore                                            $     36,599
Operating Refunds                                           18
Escrow Funds                                             2,515
                                                  ------------

    Subtotal-Deposit/Collection Inflows                 39,132

OTHER
Asset Sales                                                 --
                                                  ------------

Total Cash Inflows                                      39,132
                                                  ------------
OUTFLOWS:
Operating-Resorts                                       41,065
Payroll-Resorts(S&W)                                    31,000
Commissions-Post                                        38,300
HOA Subsidies & Maintenance Fees                       145,345
                                                  ------------

    TOTAL CASH OUTFLOWS                           $    255,710
                                                  ------------


UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                        GREENSPRINGS
LEGAL ENTITY                                              ASSOCIATES
BANKRUPTCY FILING NUMBER                                00-5-6946-JS
ASSETS:                                                 ------------
Cash and cash equivalents                               $         --
Cash in escrow and restricted cash                         1,237,545
Mortgages receivable, net                                         --
Retained interests                                                --
Intercompany receivable                                   19,370,013
Due from related parties                                     239,343
Other receivables, net                                     1,229,590
Prepaid expenses and other assets                             41,668
Investment in joint ventures                                      --
Real estate and development costs                         12,339,220
Property and equipment, net                                1,785,754
Intangible assets, net                                            --
                                                        ------------

                                                        $ 36,243,133
                                                        ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                     1,595,777
Notes payable subject to compromise                               --
Accounts payable not subject to compromise                    30,789
Accrued liabilities                                          264,819
Notes payable not subject to compromise                           --
Deferred income taxes                                             --
                                                        ------------
                                                           1,891,385

Stockholders' equity                                      34,351,748
                                                        ------------

TOTAL LIABILITIES AND EQUITY                            $ 36,243,133
                                                        ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000


                                                         GREENSPRINGS
LEGAL ENTITY                                               ASSOCIATES
BANKRUPTCY FILING NUMBER                                 00-5-6946-JS
REVENUES:                                                ------------
Vacation interests sales                                 $    436,989
Interest income                                                    --
Other income (loss)                                            72,192
                                                         ------------
     TOTAL REVENUES                                           509,181
                                                         ------------
COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                              107,133
Advertising, sales and marketing                              233,640
Provision for doubtful accounts                                    --
Loan portfolio expenses                                            --
General and administrative                                    (16,614)
Depreciation and amortization                                  13,786
                                                         ------------
Total costs and operating expenses                            337,945
                                                         ------------

Income (loss) from operations                                 171,236

Interest expense                                                   --
Equity (gain) on investment in joint ventures                      --
Bankruptcy expenses                                                --
                                                         ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                      171,236

Provision for income taxes                                         --
                                                         ------------
NET INCOME (LOSS)                                        $    171,236
                                                         ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                              GREENSPRINGS
LEGAL ENTITY                                                    ASSOCIATES
BANKRUPTCY FILING NUMBER                                      00-5-6946-JS
Cash Flow is combined with Powhatan Associates                ------------
00-5-6958-JS

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                GREENSPRINGS
                                                  PLANTATION
LEGAL ENTITY                                   RESORTS, INC.
BANKRUPTCY FILING NUMBER                        00-5-6947-JS
ASSETS:                                        -------------
Cash and cash equivalents                      $          --
Cash in escrow and restricted cash                        --
Mortgages receivable, net                                 --
Retained interests                                        --
Intercompany receivable                                   --
Due from related parties                                  --
Other receivables, net                                    --
Prepaid expenses and other assets                         --
Investment in joint ventures                              --
Real estate and development costs                         --
Property and equipment, net                               --
Intangible assets, net                                    --
                                               -------------

                                               $          --
                                               =============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                    --
Notes payable subject to compromise                       --
Accounts payable not subject to compromise                --
Accrued liabilities                                       --
Notes payable not subject to compromise                   --
Deferred income taxes                                     --
                                               -------------
                                                          --

Stockholders' equity                                      --
                                               -------------

TOTAL LIABILITIES AND EQUITY                   $          --
                                               =============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                      GREENSPRINGS
                                                        PLANTATION
LEGAL ENTITY                                         RESORTS, INC.
BANKRUPTCY FILING NUMBER                              00-5-6947-JS
REVENUES:                                             ------------
Vacation interests sales                              $         --
Interest income                                                 --
Other income (loss)                                             --
                                                      ------------
     TOTAL REVENUES                                             --
                                                      ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                --
Advertising, sales and marketing                                --
Provision for doubtful accounts                                 --
Loan portfolio expenses                                         --
General and administrative                                      --
Depreciation and amortization                                   --
                                                      ------------
Total costs and operating expenses                              --
                                                      ------------

Income (loss) from operations                                   --

Interest expense                                                --
Equity (gain) on investment in joint ventures                   --
Bankruptcy expenses                                             --
                                                      ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                        --

Provision for income taxes                                      --
                                                      ------------
NET INCOME (LOSS)                                     $         --
                                                      ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                       GREENSPRINGS
                                                         PLANTATION
LEGAL ENTITY                                          RESORTS, INC.
BANKRUPTCY FILING NUMBER                               00-5-6947-JS
No cash flow for this entity.                         -------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                         HARICH
                                                          TAHOE
LEGAL ENTITY                                        DEVELOPMENT
BANKRUPTCY FILING NUMBER                           00-5-6948-JS
ASSETS:                                            ------------
Cash and cash equivalents                          $         --
Cash in escrow and restricted cash                           --
Mortgages receivable, net                                    --
Retained interests                                           --
Intercompany receivable                              (3,838,792)
Due from related parties                                     --
Other receivables, net                                  456,268
Prepaid expenses and other assets                       104,311
Investment in joint ventures                                 --
Real estate and development costs                       467,477
Property and equipment, net                              11,111
Intangible assets, net                                       --
                                                   ------------

                                                   $ (2,799,625)
                                                   ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                   28,378
Notes payable subject to compromise                   1,154,643
Accounts payable not subject to compromise                   --
Accrued liabilities                                          (4)
Notes payable not subject to compromise                      --
Deferred income taxes                                        --
                                                   ------------
                                                      1,183,017

Stockholders' equity                                 (3,982,642)
                                                   ------------

TOTAL LIABILITIES AND EQUITY                       $ (2,799,625)
                                                   ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                      HARICH
                                                       TAHOE
LEGAL ENTITY                                     DEVELOPMENT
BANKRUPTCY FILING NUMBER                        00-5-6948-JS
REVENUES:                                       ------------
Vacation interests sales                        $         --
Interest income                                           --
Other income (loss)                                       --
                                                ------------
     TOTAL REVENUES                                       --
                                                ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                          --
Advertising, sales and marketing                          --
Provision for doubtful accounts                           --
Loan portfolio expenses                                   --
General and administrative                               675
Depreciation and amortization                             --
                                                ------------
Total costs and operating expenses                       675
                                                ------------

Income (loss) from operations                           (675)

Interest expense                                          --
Equity (gain) on investment in joint ventures             --
Bankruptcy expenses                                       --
                                                ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                (675)

Provision for income taxes                                --
                                                ------------
NET INCOME (LOSS)                               $       (675)
                                                ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                   HARICH
                                                                    TAHOE
LEGAL ENTITY                                                  DEVELOPMENT
BANKRUPTCY FILING NUMBER                                     00-5-6948-JS
INFLOWS:                                                     ------------

DEPOSIT/COLLECTION
Encore                                                       $         --
                                                             ------------
    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                                --

OTHER
Asset Sales                                                            --
                                                             ------------

    TOTAL CASH INFLOWS                                                 --
                                                             ------------

OUTFLOWS:
Operating-Resorts                                                      --
                                                             ------------
    TOTAL CASH OUTFLOWS                                      $         --
                                                             ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                                LAKE TAHOE
                                                                    RESORT
LEGAL ENTITY                                                 PARTNERS, LLC
BANKRUPTCY FILING NUMBER                                      00-5-6952-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $     41,851
Cash in escrow and restricted cash                               2,263,042
Mortgages receivable, net                                               --
Retained interests                                                      --
Intercompany receivable                                        (29,539,677)
Due from related parties                                                --
Other receivables, net                                           2,260,267
Prepaid expenses and other assets                                  104,075
Investment in joint ventures                                            --
Real estate and development costs                               45,873,722
Property and equipment, net                                        210,330
Intangible assets, net                                                  --
                                                              ------------

                                                              $ 21,213,610
                                                              ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                           4,238,761
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                         265,373
Accrued liabilities                                              2,196,653
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                 6,700,787

Stockholders' equity                                            14,512,823
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $ 21,213,610
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                LAKE TAHOE
                                                                    RESORT
LEGAL ENTITY                                                 PARTNERS, LLC
BANKRUPTCY FILING NUMBER                                      00-5-6952-JS
REVENUES:                                                     ------------
Vacation interests sales                                         $ (21,291)
Interest income                                                         --
Other income (loss)                                                 10,514
                                                              ------------
     TOTAL REVENUES                                                (10,777)
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                    (4,350)
Advertising, sales and marketing                                   (22,668)
Provision for doubtful accounts                                         --
Loan portfolio expenses                                                 --
General and administrative                                          43,163
Depreciation and amortization                                        8,658
                                                              ------------
Total costs and operating expenses                                  24,803
                                                              ------------

Income (loss) from operations                                      (35,580)

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                           (35,580)

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $    (35,580)
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                LAKE TAHOE
                                                                    RESORT
LEGAL ENTITY                                                 PARTNERS, LLC
BANKRUPTCY FILING NUMBER                                      00-5-6952-JS
INFLOWS:                                                      ------------

DEPOSIT/COLLECTION
Encore                                                        $     13,903
                                                              ------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                             13,903
                                                              ------------

OTHER
Asset Sales                                                             --
                                                              ------------
    TOTAL CASH INFLOWS                                              13,903
                                                              ------------

OUTFLOWS:
Operating-Resorts                                                   34,698
Payroll-Resorts(S&W)                                               114,723
Commissions-Post                                                    59,715
HOA Subsidies & Maintenance Fees                                        --
                                                              ------------

TOTAL CASH OUTFLOWS                                           $    209,135
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                                       MMG
                                                               DEVELOPMENT
LEGAL ENTITY                                                         CORP.
BANKRUPTCY FILING NUMBER                                      00-5-6954-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $     37,324
Cash in escrow and restricted cash                               2,531,391
Mortgages receivable, net                                               --
Retained interests                                                      --
Intercompany receivable                                        (23,972,733)
Due from related parties                                            55,553
Other receivables, net                                           1,850,995
Prepaid expenses and other assets                                  501,570
Investment in joint ventures                                            --
Real estate and development costs                               22,139,193
Property and equipment, net                                      5,506,316
Intangible assets, net                                                  --
                                                              ------------

                                                              $  8,649,609
                                                              ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                           3,641,290
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                         177,798
Accrued liabilities                                                334,921
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                 4,154,009

Stockholders' equity                                             4,495,600
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $  8,649,609
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                       MMG
                                                               DEVELOPMENT
LEGAL ENTITY                                                         CORP.
BANKRUPTCY FILING NUMBER                                      00-5-6954-JS
REVENUES:                                                     ------------
Vacation interests sales                                      $    221,176
Interest income                                                         --
Other income (loss)                                                (68,916)
                                                              ------------
     TOTAL REVENUES                                                152,260
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                    63,458
Advertising, sales and marketing                                   187,563
Provision for doubtful accounts                                         --
Loan portfolio expenses                                                 --
General and administrative                                         143,270
Depreciation and amortization                                       40,984
                                                              ------------
Total costs and operating expenses                                 435,275
                                                              ------------

Income (loss) from operations                                     (283,015)

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                          (283,015)

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $   (283,015)
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                       MMG
                                                               DEVELOPMENT
LEGAL ENTITY                                                         CORP.
BANKRUPTCY FILING NUMBER                                      00-5-6954-JS
INFLOWS:                                                      ------------

DEPOSIT/COLLECTION
Encore                                                        $     94,742
Tour Sales                                                          (1,143)
Operating Refunds                                                       48
Employee Payroll Deduction Reimbursement                               280
                                                              ------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                             93,927

OTHER
Asset Sales                                                             --
                                                              ------------

    TOTAL CASH INFLOWS                                              93,927
                                                              ------------

OUTFLOWS:
Operating-Resorts                                                    8,187
Payroll-Resorts(S&W)                                                55,318
Commissions-Post                                                    53,020
HOA Subsidies & Maintenance Fees                                        --
                                                              ------------

    TOTAL CASH OUTFLOWS                                       $    116,525
                                                              ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000


                                                                PORT ROYAL
LEGAL ENTITY                                                  RESORT, L.P.
BANKRUPTCY FILING NUMBER                                      00-5-6957-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $         --
Cash in escrow and restricted cash                                 277,518
Mortgages receivable, net                                               --
Retained interests                                                      --
Intercompany receivable                                           (201,403)
Due from related parties                                           119,971
Other receivables, net                                             719,867
Prepaid expenses and other assets                                   13,414
Investment in joint ventures                                            --
Real estate and development costs                                  497,441
Property and equipment, net                                        128,231
Intangible assets, net                                                  --
                                                              ------------

                                                              $  1,555,039
                                                              ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                             423,014
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                            (678)
Accrued liabilities                                                  5,888
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                   428,224

Stockholders' equity                                             1,126,815
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $  1,555,039
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                PORT ROYAL
LEGAL ENTITY                                                  RESORT, L.P.
BANKRUPTCY FILING NUMBER                                      00-5-6957-JS
REVENUES:                                                     ------------
Vacation interests sales                                      $    (85,580)
Interest income                                                         --
Other income (loss)                                                     --
                                                              ------------
     TOTAL REVENUES                                                (85,580)
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                   (47,659)
Advertising, sales and marketing                                    10,856
Provision for doubtful accounts                                     10,058
Loan portfolio expenses                                                 --
General and administrative                                         (17,762)
Depreciation and amortization                                        5,675
                                                              ------------
Total costs and operating expenses                                 (38,832)
                                                              ------------

Income (loss) from operations                                      (46,748)

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                           (46,748)

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $    (46,748)
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                PORT ROYAL
LEGAL ENTITY                                                  RESORT, L.P.
BANKRUPTCY FILING NUMBER                                      00-5-6957-JS
INFLOWS:                                                      ------------

DEPOSIT/COLLECTION
Encore                                                        $      8,172
                                                              ------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                              8,172

OTHER
Asset Sales                                                             --
                                                              ------------

    TOTAL CASH INFLOWS                                               8,172
                                                              ------------

OUTFLOWS:
Operating-Resorts                                                       --
                                                              ------------

    TOTAL CASH OUTFLOWS                                       $         --
                                                              ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET

NOVEMBER 30, 2000


                                                                  POWHATAN
LEGAL ENTITY                                                    ASSOCIATES
BANKRUPTCY FILING NUMBER                                      00-5-6958-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $    (16,718)
Cash in escrow and restricted cash                                 796,431
Mortgages receivable, net                                        1,555,651
Retained interests                                                      --
Intercompany receivable                                         14,888,634
Due from related parties                                           330,282
Other receivables, net                                           1,948,369
Prepaid expenses and other assets                                   17,109
Investment in joint ventures                                            --
Real estate and development costs                                9,313,182
Property and equipment, net                                         52,841
Intangible assets, net                                                  --
                                                              ------------

                                                              $ 28,885,781
                                                              ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                             939,150
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                          46,882
Accrued liabilities                                                389,501
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                 1,375,533

Stockholders' equity                                            27,510,248
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $ 28,885,781
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000


                                                                  POWHATAN
LEGAL ENTITY                                                    ASSOCIATES
BANKRUPTCY FILING NUMBER                                      00-5-6958-JS
REVENUES:                                                     ------------
Vacation interests sales                                      $    464,612
Interest income                                                    290,867
Other income (loss)                                                 (5,806)
                                                              ------------
     TOTAL REVENUES                                                749,673
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                    93,860
Advertising, sales and marketing                                   249,596
Provision for doubtful accounts                                         --
Loan portfolio expenses                                              3,466
General and administrative                                         (12,879)
Depreciation and amortization                                      299,213
                                                              ------------
Total costs and operating expenses                                 633,256
                                                              ------------

Income (loss) from operations                                      116,417

Interest expense                                                     6,557
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                           109,860

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $    109,860
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000


                                                                  POWHATAN
LEGAL ENTITY                                                    ASSOCIATES
BANKRUPTCY FILING NUMBER                                      00-5-6958-JS
INFLOWS:                                                      ------------

DEPOSIT/COLLECTION
Cash-Out Program                                              $         88
Encore                                                              29,107
Tour Sales                                                          10,080
Operating Refunds                                                   18,995
Escrow Funds                                                       265,820
                                                              ------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                            324,090

OTHER
Asset Sales                                                             --
                                                              ------------

    TOTAL CASH INFLOWS                                             324,090
                                                              ------------

OUTFLOWS:
Operating-Resorts                                                  146,014
Payroll-Resorts(S&W)                                               300,400
Commissions-Post                                                   212,410
HOA Subsidies & Maintenance Fees                                        --
                                                              ------------

    TOTAL CASH OUTFLOWS                                       $    658,824
                                                              ------------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                                    RESORT
                                                                 MARKETING
LEGAL ENTITY                                              INTERNAT'L, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6961-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $    128,367
Cash in escrow and restricted cash                                 561,988
Mortgages receivable, net                                               --
Retained interests                                                      --
Intercompany receivable                                         (3,473,369)
Due from related parties                                        (1,119,812)
Other receivables, net                                             245,146
Prepaid expenses and other assets                                  746,026
Investment in joint ventures                                            --
Real estate and development costs                                       --
Property and equipment, net                                        720,598
Intangible assets, net                                                  --
                                                              ------------

                                                              $ (2,191,056)
                                                              ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                           3,857,856
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                         542,012
Accrued liabilities                                                240,137
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                 4,640,005

Stockholders' equity                                            (6,831,061)
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $ (2,191,056)
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                    RESORT
                                                                 MARKETING
LEGAL ENTITY                                              INTERNAT'L, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6961-JS
REVENUES:                                                     ------------
Vacation interests sales                                      $         --
Interest income                                                         --
Other income (loss)                                                     --
                                                              ------------
     TOTAL REVENUES                                                     --
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                        --
Advertising, sales and marketing                                   181,534
Provision for doubtful accounts                                     21,498
Loan portfolio expenses                                                 --
General and administrative                                           9,664
Depreciation and amortization                                      266,659
                                                              ------------
Total costs and operating expenses                                 479,355
                                                              ------------

Income (loss) from operations                                     (479,355)

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                          (479,355)

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $   (479,355)
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                    RESORT
                                                                 MARKETING
LEGAL ENTITY                                              INTERNAT'L, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6961-JS
INFLOWS:                                                      ------------

DEPOSIT/COLLECTION
Encore                                                        $     (4,616)
Ticket Sales                                                       100,000
Operating Refunds                                                       --
                                                              ------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                             95,384

OTHER
Asset Sales                                                         20,516
                                                              ------------

    TOTAL CASH INFLOWS                                             115,900
                                                              ------------

OUTFLOWS:
Operating-Premier                                                  125,468
Operating-Carlsbad                                                   7,324
Operating-Resorts                                                      987
Payroll-Premier                                                     23,650
Payroll-Resorts(S&W)                                                42,000
                                                              ------------

    TOTAL CASH OUTFLOWS                                       $    199,430
                                                              ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                               RIDGE POINT
                                                                   LIMITED
LEGAL ENTITY                                                   PARTNERSHIP
BANKRUPTCY FILING NUMBER                                      00-5-6962-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $         --
Cash in escrow and restricted cash                                      --
Mortgages receivable, net                                               --
Retained interests                                                      --
Intercompany receivable                                         (1,222,861)
Due from related parties                                                --
Other receivables, net                                             317,709
Prepaid expenses and other assets                                   10,617
Investment in joint ventures                                            --
Real estate and development costs                                1,944,279
Property and equipment, net                                             --
Intangible assets, net                                                  --
                                                              ------------

                                                              $  1,049,744
                                                              ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                                  --
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                              --
Accrued liabilities                                                      4
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                         4

Stockholders' equity                                             1,049,740
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $  1,049,744
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                             RIDGE POINT
                                                                 LIMITED
LEGAL ENTITY                                                 PARTNERSHIP
BANKRUPTCY FILING NUMBER                                    00-5-6962-JS
REVENUES:                                                   ------------
Vacation interests sales                                    $         --
Interest income                                                       --
Other income (loss)                                                   --
                                                            ------------
     TOTAL REVENUES                                                   --
                                                            ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                      --
Advertising, sales and marketing                                  17,767
Provision for doubtful accounts                                       --
Loan portfolio expenses                                               --
General and administrative                                        (6,212)
Depreciation and amortization                                         --
                                                            ------------
Total costs and operating expenses                                11,555
                                                            ------------

Income (loss) from operations                                    (11,555)

Interest expense                                                      --
Equity (gain) on investment in joint ventures                         --
Bankruptcy expenses                                                   --
                                                            ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                         (11,555)

Provision for income taxes                                            --
                                                            ------------
NET INCOME (LOSS)                                           $    (11,555)
                                                            =============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                             RIDGE POINT
                                                                 LIMITED
LEGAL ENTITY                                                 PARTNERSHIP
BANKRUPTCY FILING NUMBER                                    00-5-6962-JS
No cash flow for this entity.                              -------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

LEGAL ENTITY                                                   RKG, INC.
BANKRUPTCY FILING NUMBER                                    00-5-6964-JS
ASSETS:                                                     ------------
Cash and cash equivalents                                   $         --
Cash in escrow and restricted cash                                    --
Mortgages receivable, net                                             --
Retained interests                                                    --
Intercompany receivable                                               --
Due from related parties                                              --
Other receivables, net                                                --
Prepaid expenses and other assets                                     --
Investment in joint ventures                                          --
Real estate and development costs                                     --
Property and equipment, net                                           --
Intangible assets, net                                                --
                                                            ------------

                                                            $         --
                                                            ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                                --
Notes payable subject to compromise                                   --
Accounts payable not subject to compromise                            --
Accrued liabilities                                                   --
Notes payable not subject to compromise                               --
Deferred income taxes                                                 --
                                                            ------------
                                                                      --

Stockholders' equity                                                  --
                                                            ------------

TOTAL LIABILITIES AND EQUITY                                $         --
                                                            ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

LEGAL ENTITY                                                   RKG, INC.
BANKRUPTCY FILING NUMBER                                    00-5-6964-JS
REVENUES:                                                   ------------
Vacation interests sales                                    $         --
Interest income                                                       --
Other income (loss)                                                   --
                                                            ------------
     TOTAL REVENUES                                                   --
                                                            ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                      --
Advertising, sales and marketing                                      --
Provision for doubtful accounts                                       --
Loan portfolio expenses                                               --
General and administrative                                            --
Depreciation and amortization                                         --
                                                            ------------
Total costs and operating expenses                                    --
                                                            ------------

Income (loss) from operations                                         --

Interest expense                                                      --
Equity (gain) on investment in joint ventures                         --
Bankruptcy expenses                                                   --
                                                            ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                              --

Provision for income taxes                                            --
                                                            ------------
NET INCOME (LOSS)                                           $         --
                                                            ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000



LEGAL ENTITY                                                   RKG, INC.
BANKRUPTCY FILING NUMBER                                    00-5-6964-JS
No cash flow for this entity.                               ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET

NOVEMBER 30, 2000

                                                                  SUNTERRA
                                                                 FINANCIAL
LEGAL ENTITY                                                SERVICES, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6965-JS
ASSETS:                                                     --------------
Cash and cash equivalents                                   $      389,754
Cash in escrow and restricted cash                              14,850,280
Mortgages receivable, net                                      226,207,612
Retained interests                                              28,465,049
Intercompany receivable                                       (239,811,790)
Due from related parties                                          (133,974)
Other receivables, net                                           6,035,461
Prepaid expenses and other assets                                  440,536
Investment in joint ventures                                            --
Real estate and development costs                                       --
Property and equipment, net                                        725,639
Intangible assets, net                                           8,854,918
                                                            --------------

                                                            $   46,023,485
                                                            ==============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                           4,228,151
Notes payable subject to compromise                             99,479,999
Accounts payable not subject to compromise                       1,296,185
Accrued liabilities                                                379,945
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                            --------------
                                                               105,384,280

Stockholders' equity                                           (59,360,795)
                                                            --------------

TOTAL LIABILITIES AND EQUITY                                $   46,023,485
                                                            ==============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                  SUNTERRA
                                                                 FINANCIAL
LEGAL ENTITY                                                SERVICES, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6965-JS
REVENUES:                                                   --------------
Vacation interests sales                                    $           --
Interest income                                                  2,542,721
Other income (loss)                                                 42,113
                                                            --------------
     TOTAL REVENUES                                              2,584,834
                                                            --------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                        --
Advertising, sales and marketing                                        --
Provision for doubtful accounts                                    312,710
Loan portfolio expenses                                            578,449
General and administrative                                        (269,768)
Depreciation and amortization                                       22,653
                                                            --------------
Total costs and operating expenses                                 644,044
                                                            --------------

Income (loss) from operations                                    1,940,790

Interest expense                                                   889,760
Other nonoperating expenses                                             --
Realized (gain) on available-for-sale securities                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                            --------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                         1,051,030

Provision for income taxes                                              --
                                                            --------------
NET INCOME (LOSS)                                           $    1,051,030
                                                            ==============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                  SUNTERRA
                                                                 FINANCIAL
LEGAL ENTITY                                                SERVICES, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6965-JS
INFLOWS:                                                    --------------

DEPOSIT/COLLECTION
Sunterra Finance Servicing Fee Income                       $      119,100
Employee Payroll Deduction Reimbursement                            20,895
                                                            --------------

    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                            139,995

OTHER
Asset Sales                                                             --
                                                            --------------

    TOTAL CASH INFLOWS                                             139,995
                                                            --------------

OUTFLOWS:
Operating-Sunterra Finance                                         221,704
Payroll-Sunterra Finance                                           434,966
                                                            --------------

    TOTAL CASH OUTFLOWS                                     $      656,670
                                                            --------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                                  SUNTERRA
LEGAL ENTITY                                               ST. CROIX, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6966-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $    229,470
Cash in escrow and restricted cash                                 122,884
Mortgages receivable, net                                        1,892,111
Retained interests                                                      --
Intercompany receivable                                        (11,003,103)
Due from related parties                                            39,537
Other receivables, net                                             549,688
Prepaid expenses and other assets                                  104,883
Investment in joint ventures                                            --
Real estate and development costs                                6,511,164
Property and equipment, net                                      5,569,938
Intangible assets, net                                                  --
                                                              ------------

                                                              $  4,016,572
                                                              ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                             749,042
Notes payable subject to compromise                                 24,441
Accounts payable not subject to compromise                         223,221
Accrued liabilities                                                213,285
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                 1,209,989

Stockholders' equity                                             2,806,583
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $  4,016,572
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                  SUNTERRA
LEGAL ENTITY                                               ST. CROIX, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6966-JS
REVENUES:                                                     ------------
Vacation interests sales                                      $         --
Interest income                                                     14,524
Other income (loss)                                               (223,089)
                                                              ------------
     TOTAL REVENUES                                               (208,565)
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                        --
Advertising, sales and marketing                                   (33,868)
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                 25
General and administrative                                              --
Depreciation and amortization                                       42,711
                                                              ------------
Total costs and operating expenses                                  24,693
                                                              ------------

Income (loss) from operations                                     (233,258)

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                          (233,258)

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $   (233,258)
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                  SUNTERRA
LEGAL ENTITY                                               ST. CROIX, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6966-JS
INFLOWS:                                                      ------------

DEPOSIT/COLLECTION
Encore                                                        $      1,547
                                                              ------------
    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                              1,547

OTHER
Asset Sales                                                             --
                                                              ------------

    TOTAL CASH INFLOWS                                               1,547
                                                              ------------

OUTFLOWS:
Operating-Resorts                                                       --
                                                              ------------

    TOTAL CASH OUTFLOWS                                       $         --
                                                              ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                              WILLIAMSBURG
LEGAL ENTITY                                               VACATIONS, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6967-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $         --
Cash in escrow and restricted cash                                      --
Mortgages receivable, net                                               --
Retained interests                                                      --
Intercompany receivable                                                 --
Due from related parties                                                --
Other receivables, net                                                  --
Prepaid expenses and other assets                                       --
Investment in joint ventures                                            --
Real estate and development costs                                       --
Property and equipment, net                                             --
Intangible assets, net                                                  --
                                                              ------------

                                                              $         --
                                                              ============
LIABILITIES AND EQUITY:
Accounts payable subject to compromise                                  --
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                              --
Accrued liabilities                                                     --
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                        --

Stockholders' equity                                                    --
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $         --
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                              WILLIAMSBURG
LEGAL ENTITY                                               VACATIONS, INC.
BANKRUPTCY FILING NUMBER                                      00-5-6967-JS
REVENUES:                                                     ------------
Vacation interests sales                                      $         --
Interest income                                                         --
Other income (loss)                                                     --
                                                              ------------
     TOTAL REVENUES                                                     --
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                        --
Advertising, sales and marketing                                        --
Provision for doubtful accounts                                         --
Loan portfolio expenses                                                 --
General and administrative                                              --
Depreciation and amortization                                           --
                                                              ------------
Total costs and operating expenses                                      --
                                                              ------------

Income (loss) from operations                                           --

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                                --

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $         --
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                               WILLIAMSBURG
LEGAL ENTITY                                                VACATIONS, INC.
BANKRUPTCY FILING NUMBER                                       00-5-6967-JS
No cash flow for this entity.                                  ------------

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
BALANCE SHEET
NOVEMBER 30, 2000

                                                                    DESIGN
                                                           INTERNATIONALE-
LEGAL ENTITY                                                     RMI, INC.
BANKRUPTCY FILING NUMBER                                      00-5-8313-JS
ASSETS:                                                       ------------
Cash and cash equivalents                                     $         --
Cash in escrow and restricted cash                                      --
Mortgages receivable, net                                               --
Retained interests                                                      --
Intercompany receivable                                          3,099,505
Due from related parties                                                --
Other receivables, net                                              11,937
Prepaid expenses and other assets                                       --
Investment in joint ventures                                            --
Real estate and development costs                                       --
Property and equipment, net                                             --
Intangible assets, net                                                  --
                                                              ------------

                                                              $  3,111,442
                                                              ============

LIABILITIES AND EQUITY:
Accounts payable subject to compromise                           1,325,555
Notes payable subject to compromise                                     --
Accounts payable not subject to compromise                          65,655
Accrued liabilities                                                     (4)
Notes payable not subject to compromise                                 --
Deferred income taxes                                                   --
                                                              ------------
                                                                 1,391,206

Stockholders' equity                                             1,720,236
                                                              ------------

TOTAL LIABILITIES AND EQUITY                                  $  3,111,442
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
INCOME STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                    DESIGN
                                                           INTERNATIONALE-
LEGAL ENTITY                                                     RMI, INC.
BANKRUPTCY FILING NUMBER                                      00-5-8313-JS
REVENUES:                                                     ------------
Vacation interests sales                                      $         --
Interest income                                                         --
Other income (loss)                                                     --
                                                              ------------
     TOTAL REVENUES                                                     --
                                                              ------------

COSTS AND OPERATING EXPENSES:
Vacation interests cost of sales                                        --
Advertising, sales and marketing                                        --
Provision for doubtful accounts                                         --
Loan portfolio expenses                                                 --
General and administrative                                           6,314
Depreciation and amortization                                           --
                                                              ------------
Total costs and operating expenses                                   6,314
                                                              ------------

Income (loss) from operations                                       (6,314)

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

INCOME (LOSS) BEFORE PROVISION FOR TAXES                            (6,314)

Provision for income taxes                                              --
                                                              ------------
NET INCOME (LOSS)                                             $     (6,314)
                                                              ============

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT
OF MARYLAND
OFFICE OF THE UNITED STATES TRUSTEE
IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS
CASH FLOW STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2000

                                                                    DESIGN
                                                           INTERNATIONALE-
LEGAL ENTITY                                                     RMI, INC.
BANKRUPTCY FILING NUMBER                                      00-5-8313-JS
INFLOWS:                                                      ------------

DEPOSIT/COLLECTION
Other-Design International                                    $         --
                                                              ------------
    SUBTOTAL-DEPOSIT/COLLECTION INFLOWS                                 --

OTHER
Asset Sales                                                             --
                                                              ------------

    TOTAL CASH INFLOWS                                                  --
                                                              ------------

OUTFLOWS:
Operating-Myrtle Beach                                                  --
                                                              ------------

    TOTAL CASH OUTFLOWS                                       $         --
                                                              ------------